Exhibit 99.1

TSYS Reports Fourth Quarter and Full Year Earnings

Provides 2019 Outlook for Revenue and Earnings per Share

Columbus, Ga., January 29, 2019  – TSYS (NYSE:  TSS) today reported results for the fourth quarter and full year of 2018.

 “Strong results in the fourth quarter closed out another exceptional year for our company. In 2018, we delivered outstanding financial results, expanded our Merchant capabilities with the acquisition of Cayan and iMobile3, and continued to make strategic long-term investments across the enterprise,” said M. Troy Woods, chairman, president and chief executive officer of TSYS.

Highlights for the fourth quarter of 2018 vs. 2017:

•	Total revenues were $1.02 billion, a decrease of 20.0%. The decrease is the result of adopting ASC 606.(1)
•	Net revenue (non-GAAP), which excludes reimbursable items, interchange and payment network fees, was $959.3 million, an increase of 10.2%.
•

Net income attributable to TSYS common shareholders was $136.4 million, a decrease of 43.7%.  The decrease is the result of $135.9 million of tax benefit from the Tax Cuts and Jobs Act in 4Q 2017. Diluted EPS were $0.74, a decrease of 43.4%.

•	Adjusted earnings (non-GAAP) were $197.5 million, an increase of 30.8%. Adjusted diluted EPS (non-GAAP) were $1.08, an increase of 31.5%.
•	Adjusted EBITDA (non-GAAP) was $346.0 million, an increase of 18.0%.

Highlights for the full year of 2018 vs. 2017:

•	Total revenues were $4.03 billion, a decrease of 18.3%. The decrease is the result of adopting ASC 606.(1)
•	Net revenue (non-GAAP), which excludes reimbursable items, interchange and payment network fees, was $3.82 billion, an increase of 12.2%.
•

Net income attributable to TSYS common shareholders was $576.7 million, a decrease of 1.6%.  The decrease is the result of $135.9 million of tax benefit from the Tax Cuts and Jobs Act in 4Q 2017. Diluted EPS were $3.14, a decrease of 0.8%.

•	Adjusted earnings (non-GAAP) were $821.3 million, an increase of 31.6%. Adjusted diluted EPS (non-GAAP) were $4.47, an increase of 32.7%.
•	Adjusted EBITDA (non-GAAP) was $1.37 billion, an increase of 14.4%.
(1)

On January 1, 2018, TSYS adopted Accounting Standards Codification (ASC) 606 “Revenue from Contracts with Customers” using the modified retrospective transition method. The most significant impact of adopting ASC 606 in 2018 is primarily the result of gross versus net presentation of interchange and payment network fees. In 2018, these fees collected on behalf of the payment networks and card issuers are presented “net” of the amounts paid to them, as opposed to the “gross” presentation for certain of these fees in 2017.

2019 Outlook

TSYS’ 2019 guidance is as follows:

	2019 Financial
(in millions, except per share amounts)	Outlook Range			Percent Change
Revenue:
Total revenues (GAAP)	$4,190	to	$4,290	4%	to	6%
Net revenue (non-GAAP)	$3,990	to	$4,090	5%	to	7%

Earnings per share:
Diluted EPS (GAAP)	$3.48	to	$3.63	11%	to	16%
Adjusted diluted EPS attributable to TSYS common shareholders (non-GAAP)	$4.75	to	$4.90	6%	to	10%

2019 Segment Reporting Change

TSYS will change its profitability measure for its operating segments to adjusted segment EBITDA. As a result, TSYS has included on page 18 of this release a schedule recasting its 2018 and 2017 quarterly segment results reflecting the change.

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, January 29. The conference call can be accessed via live webcast on the “Investor Relations” section of TSYS’ website at investors.tsys.com where an accompanying slide presentation will also be available. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call.

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, net revenue, adjusted earnings, adjusted EBITDA and adjusted diluted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures is included on pages 12 to 16 in the financial schedules of this release.

About TSYS

TSYS® (NYSE: TSS) is a leading global payments provider, offering seamless, secure and innovative solutions across the payments spectrum — for issuers, merchants and consumers. We succeed because we put people and their need at the heart of every decision to help them unlock payment opportunities.   It’s an approach we call ‘People-Centered Payments®.

Our headquarters are located in Columbus, Ga., U.S.A., with approximately 13,000 team members and local offices across 13 countries. TSYS generated revenue of $4.0 billion in 2018, while processing more than 32.3 billion transactions. We are a member of The Civic 50 and were named one of the 2018 World's Most Ethical Companies by Ethisphere magazine. TSYS is a member of the S&P 500 and routinely posts all important information on its website. For more, visit tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ earnings guidance for 2019 total revenues, net revenue, diluted EPS and adjusted diluted EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the material breach of security of any of TSYS’ systems; TSYS’ ability to integrate acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions, particularly the recently completed Cayan acquisition; the effect of current domestic and worldwide economic conditions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates, and in particular with respect to the current environment, adverse developments with respect to foreign currency exchange rates as a result of the United Kingdom’s decision to leave the European Union (Brexit);expenses incurred associated with the signing of a significant client; conversions and deconversions of clients’ portfolios do not occur as scheduled; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules, prepaid industry rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed or limit the types and amounts of fees that can be charged to customers, and in particular the CFPB’s new rule regarding prepaid financial products, including its effective date; the potential for our systems and software to contain undetected errors, viruses or defects;  the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; one or more of the assumptions upon which earnings guidance for 2019 is based is inaccurate; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. TSYS disclaims any obligation to update any forward-looking statements as a result of new information, future developments or otherwise except as required by law.

Contacts:

Cyle Mims

TSYS Media Relations

+1.706.644.3110

cylemims@tsys.com

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

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TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Percent			Percent
	2018	2017	Change	2018	2017	Change
Total revenues	$1,018,090	1,273,289	(20.0)%	$4,028,211	4,927,965	(18.3)%

Cost of services	636,936	939,106	(32.2)	2,492,482	3,577,320	(30.3)
Selling, general and administrative expenses	171,368	160,262	6.9	712,991	616,601	15.6
Total expenses	808,304	1,099,368	(26.5)	3,205,473	4,193,921	(23.6)

Operating income	209,786	173,921	20.6	822,738	734,044	12.1

Nonoperating expenses	(42,868)	(27,702)	(54.7)	(162,974)	(116,482)	(39.9)
Income before income taxes and equity in income of equity investments	166,918	146,219	14.2	659,764	617,562	6.8
Income tax expense/(benefit)	40,341	(88,039)	nm	127,003	65,878	92.8
Income before equity in income of equity investments	126,577	234,258	(46.0)	532,761	551,684	(3.4)
Equity in income of equity investments, net of tax	9,843	9,613	2.4	45,156	40,532	11.4
Net income	136,420	243,871	(44.1)	577,917	592,216	(2.4)
Net income attributable to noncontrolling interests	—	(1,663)	100.0	(1,261)	(6,031)	79.1
Net income attributable to TSYS common shareholders	$136,420	242,208	(43.7)%	$576,656	586,185	(1.6)%

Earnings per share (EPS):
Basic EPS	$0.75	1.33	(43.4)%	$3.17	3.19	(0.7)%

Diluted EPS	$0.74	1.31	(43.4)%	$3.14	3.16	(0.8)%

Weighted average shares outstanding:
(includes participating securities)
Basic	181,844	182,661		182,066	183,745
Diluted	183,660	184,639		183,919	185,430

Dividends declared per share	$0.13	0.13	—%	$0.52	0.46	13.0%

Non-GAAP measures:*
Net revenue	$959,261	870,613	10.2%	$3,815,900	3,400,332	12.2%

Adjusted EBITDA	$346,022	293,277	18.0%	$1,370,453	1,197,673	14.4%

Adjusted earnings	$197,497	151,036	30.8%	$821,292	624,183	31.6%

Adjusted diluted EPS	$1.08	0.82	31.5%	$4.47	3.37	32.7%

*    See reconciliation of non-GAAP measures.

nm = not meaningful

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TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2018	2017	$	%	2018	2017	$	%
Adjusted operating income by segment:
Issuer Solutions (a)	$151,804	145,671	6,133	4.2%	$608,392	574,580	33,812	5.9%
Merchant Solutions (b)	124,213	94,915	29,298	30.9	484,197	391,466	92,731	23.7
Consumer Solutions (c)	44,384	38,831	5,553	14.3	193,472	182,082	11,390	6.3
Corporate admin and other	(33,691)	(37,395)	3,704	9.9	(151,167)	(148,564)	(2,603)	(1.8)
Adjusted segment operating income (d)	286,710	242,022	44,688	18.5	1,134,894	999,564	135,330	13.5
Less:
Share-based compensation	15,843	13,946	1,897	13.6	48,758	42,409	6,349	15.0
Cayan and Transfirst M&A and integration expenses	6,714	3,281	3,433	nm	26,550	13,367	13,183	98.6
Litigation, claims, judgments or settlements	—	43	(43)	(100.0)	—	1,947	(1,947)	(100.0)
Acquisition intangible amortization	54,367	50,831	3,536	7.0	236,848	207,797	29,051	14.0
Operating income	209,786	173,921	35,865	20.6	822,738	734,044	88,694	12.1
Nonoperating expenses	(42,868)	(27,702)	(15,166)	(54.7)	(162,974)	(116,482)	(46,492)	(39.9)
Income before income taxes and equity in income of equity investments	$166,918	146,219	20,699	14.2%	$659,764	617,562	42,202	6.8%

Net revenue by segment:
Issuer Solutions (e)	$439,255	413,869	25,386	6.1%	$1,718,177	1,594,959	123,218	7.7%
Merchant Solutions (f)	334,617	282,714	51,903	18.4	1,344,718	1,103,682	241,036	21.8
Consumer Solutions (g)	199,839	186,422	13,417	7.2	806,430	746,870	59,560	8.0
Segment net revenue	973,711	883,005	90,706	10.3	3,869,325	3,445,511	423,814	12.3
Less: Intersegment revenues	14,450	12,392	2,058	16.6	53,425	45,179	8,246	18.3
Net revenue (h)	959,261	870,613	88,648	10.2	3,815,900	3,400,332	415,568	12.2
Add: reimbursable items, interchange and payment network fees	58,829	402,676	(343,847)	(85.4)	212,311	1,527,633	(1,315,322)	(86.1)
Total revenues	$1,018,090	1,273,289	(255,199)	(20.0)%	$4,028,211	4,927,965	(899,754)	(18.3)%

Adjusted segment operating margin on segment net revenue:
Issuer Solutions (a)/(e)	34.6%	35.2%			35.4%	36.0%
Merchant Solutions (b)/(f)	37.1%	33.6%			36.0%	35.5%
Consumer Solutions (c)/(g)	22.2%	20.8%			24.0%	24.4%

Adjusted segment operating margin on net revenue: (d)/(h)	29.9%	27.8%			29.7%	29.4%

nm = not meaningful

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TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended December 31,					Twelve Months Ended December 31,
			Change					Change
	2018	2017	$	%		2018	2017	$	%
Depreciation and amortization by segment:
Issuer Solutions	$31,021	38,627	(7,606)	(19.7)%	XX	$119,402	147,914	(28,512)	(19.3)%
Merchant Solutions	7,351	7,487	(136)	(1.8)		30,713	29,477	1,236	4.2
Consumer Solutions	4,549	3,782	767	20.3		17,424	15,838	1,586	10.0
Depreciation and amortization	42,921	49,896	(6,975)	(14.0)		167,539	193,229	(25,690)	(13.3)
Acquisition intangible amortization	54,367	50,831	3,536	7.0		236,848	207,797	29,051	14.0
Corporate admin and other	1,275	1,358	(83)	(6.1)		4,186	4,880	(694)	(14.2)
Total depreciation and amortization*	$98,563	102,085	(3,522)	(3.5)%		$408,573	405,906	2,667	0.7%

* Client incentive/contract asset amortization and contract cost asset amortization are no longer included in depreciation and amortization due to the adoption of ASC 606 on January 1,2018.

Segment statistical data:

Issuer Solutions
Total transactions (in millions)	6,597.3	5,863.5	733.8	12.5%		24,350.0	21,575.6	2,774.4	12.9%
Total accounts on file (AOF) (in millions)						739.3	797.5	(58.2)	(7.3)%
Total traditional AOF (in millions)						614.0	571.9	42.1	7.4%

Merchant Solutions
Point-of-sale transactions (in millions)	1,502.6	1,221.8	280.8	23.0%		5,874.6	4,844.1	1,030.5	21.3%
Dollar sales volume (in millions)	$41,103.8	32,439.0	8,664.8	26.7%		$159,642.8	124,165.1	35,477.7	28.6%
Segment net revenue per transaction	$0.223	0.231	(0.009)	(3.8)%		$0.229	0.228	0.001	0.5%

Consumer Solutions
Gross dollar volume (in millions)	$8,381.8	7,579.7	802.1	10.6%		$34,465.5	32,034.8	2,430.7	7.6%
Direct deposit 90-day active cards (in thousands)						2,512.9	2,395.1	117.8	4.9%
90-day active cards (in thousands)						5,024.2	4,902.9	121.3	2.5%
% of 90-day active cards with direct deposit						50.0%	48.9%

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TSYS

Condensed Balance Sheet

(unaudited)

(in thousands)

	December 31, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$471,156	450,357
Accounts receivable, net	450,322	412,322
Contract assets	30,950	—
Other current assets	188,355	216,565
Total current assets	1,140,783	1,079,244
Goodwill	4,114,838	3,264,071
Software and other intangible assets, net	1,331,238	1,110,861
Property and equipment, net	383,074	325,218
Contract assets - long-term	47,839	—
Contract costs assets - long-term	145,598	258,665
Other long term assets	305,339	293,630
Total assets	$7,468,709	6,331,689

Liabilities
Current liabilities:
Accounts payable	$97,956	62,310
Current portion of long-term borrowings, capital leases and license agreements	29,125	565,812
Contract liabilities	47,227	52,913
Other current liabilities	341,293	308,057
Total current liabilities	515,601	989,092
Long-term borrowings, capital leases and license agreements, excluding current portion	3,889,541	2,628,002
Deferred income tax liabilities	380,278	238,317
Contract liabilities - long-term	21,489	48,526
Other long-term liabilities	75,894	71,070
Total liabilities	4,882,803	3,975,007
Redeemable noncontrolling interest	—	115,689
Equity	2,585,906	2,240,993
Total liabilities and equity	$7,468,709	6,331,689

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TSYS

Selected Cash Flow Highlights

(unaudited)

(in thousands)

	Twelve Months Ended December 31,
	2018	2017
Cash flows from operating activities:
Net income	$577,917	592,216
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments, net of tax	(45,156)	(40,532)
Dividends received from equity investments	24,921	20,589
Depreciation and amortization	408,573	405,906
Amortization of debt issuance costs	4,982	4,307
Share-based compensation	48,758	42,409
Deferred income tax expense (benefit)	21,400	(172,488)
Other noncash adjustments	83,586	78,498
Changes in operating assets and liabilities	(83,314)	(73,856)
Net cash provided by operating activities	1,041,667	857,049

Purchases of property and equipment	(113,266)	(70,039)
Additions to licensed computer software from vendors	(89,756)	(25,916)
Additions to internally developed computer software	(39,162)	(30,265)
Additions to contract acquisition costs	—	(69,806)
Cash used in acquisitions, net of cash acquired	(1,051,629)	—
Proceeds from the sale of acquisition intangibles	3,847	—
Other investing activities	(4,183)	(2,718)
Net cash used in investing activities	(1,294,149)	(198,744)

Principal payments on long-term borrowings, capital lease obligations and license agreements	(2,812,366)	(421,306)
Proceeds from long-term borrowings	3,477,000	200,000
Debt issuance costs	(16,004)	—
Purchase of noncontrolling interests	(126,000)	(70,000)
Dividends paid on common stock	(94,557)	(79,017)
Proceeds from exercise of stock options	31,177	21,832
Repurchase of common stock	(172,966)	(284,237)
Other financing activities	(3,777)	(5,997)
Net cash provided by (used in) financing activities	282,507	(638,725)

Cash, cash equivalents and restricted cash:
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(7,116)	5,980
Net increase in cash, cash equivalents and restricted cash	22,909	25,560
Cash, cash equivalents and restricted cash at beginning of period	451,370	425,810
Cash, cash equivalents and restricted cash at end of period	$474,279	451,370

Supplemental
Capital expenditures	$242,184	196,026
Free cash flow (non-GAAP)*	$799,483	661,023

* See reconciliation of non-GAAP measures.

Certain prior year amounts have changed due to the adoption of ASU 2016-18 “Statement of Cash Flows (Topic 230):Restricted Cash,” which requires that a statement of cash flows explain the change in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents.

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TSYS

Supplemental Information

(unaudited)

Other

AOF:

	Total Accounts on File
	At	At	%
(in millions)	December 2018	December 2017	Change
Consumer	514.6	481.3	6.9
Commercial	57.8	54.2	6.5
Other	41.6	36.4	14.1
Traditional AOF	614.0	571.9	7.4
Prepaid*/Stored Value	11.8	38.6	(69.2)
Government Services	—	95.0	(100.0)
Commercial Card Single Use	113.5	92.0	23.3
Total AOF	739.3	797.5	(7.3)

* Prepaid does not include Consumer Solutions accounts.

Growth in Accounts on File (in millions):
	December 2017 to	December 2016 to
	December 2018	December 2017
Beginning balance	797.5	751.5
Change in accounts on file due to:
Internal growth of existing clients	57.9	53.1
New clients	30.1	29.8
Purges/Sales	(29.6)	(36.4)
Deconversions	(116.6)	(0.5)
Ending balance	739.3	797.5

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Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedules below provide a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents fourth quarter and year-to-date 2018 financial results using the previous year’s foreign currency exchange rates. On a constant currency basis, TSYS’ total year-to-date revenues for the fourth quarter of 2018 were lower 18.5% as compared to a reported GAAP decrease of 18.3%.

The schedules below also provide a reconciliation of total revenues to net revenue.

The schedules below also provide a reconciliation of diluted EPS to adjusted diluted EPS.

The schedules below also provide a reconciliation of net income to adjusted EBITDA.

The schedules below also provide a reconciliation of cash flows from operating activities and capital expenditures to free cash flow.

The schedules below also provide a reconciliation of 2019 guidance of total revenues to net revenue and diluted EPS to adjusted diluted EPS.

The tax rate used in the calculation of adjusted diluted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its provision of non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2018	2017	Change	2018	2017	Change
Consolidated
Total revenues (GAAP)	$1,018,090	1,273,289	(20.0)%	$4,028,211	4,927,965	(18.3)%
Foreign currency impact (1)	4,354	—		(10,325)	—
Constant currency (2) (non-GAAP)	$1,022,444	1,273,289	(19.7)%	$4,017,886	4,927,965	(18.5)%

Net revenue (non-GAAP)	$959,261	870,613	10.2%	$3,815,900	3,400,332	12.2%
Foreign currency impact (1)	3,987	—		(9,704)	—
Constant currency (2) (non-GAAP)	$963,248	870,613	10.6%	$3,806,196	3,400,332	11.9%

Operating income (GAAP)	$209,786	173,921	20.6%	$822,738	734,044	12.1%
Foreign currency impact (1)	494	—		(4,828)	—
Constant currency (2) (non-GAAP)	$210,280	173,921	20.9%	$817,910	734,044	11.4%

Issuer Solutions
Segment net revenue (GAAP)	$439,255	413,869	6.1%	$1,718,177	1,594,959	7.7%
Foreign currency impact (1)	4,130	—		(9,446)	—
Constant currency (2) (non-GAAP)	$443,385	413,869	7.1%	$1,708,731	1,594,959	7.1%

(1)   Reflects the impact of calculated changes in foreign currency rates from the comparable period.

(2)   Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

Net Revenue

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2018	2017	Change	2018	2017	Change
Total revenues	$1,018,090	1,273,289	(20.0)%	$4,028,211	4,927,965	(18.3)%
Less: reimbursable items, interchange and payment network fees	58,829	402,676	(85.4)	212,311	1,527,633	(86.1)
Net revenue	$959,261	870,613	10.2%	3,815,900	3,400,332	12.2%

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Reconciliation of GAAP to Non-GAAP

Adjusted Diluted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2018	2017	Change	2018	2017	Change
Net income attributable to TSYS common shareholders (GAAP)	$136,420	242,208	(43.7)%	$576,656	586,185	(1.6)%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization	$54,334	50,683	7.2	$236,707	207,172	14.3
Add: Share-based compensation	15,843	13,944	13.6	48,757	42,399	15.0
Add: Cayan and Transfirst M&A and integration expenses*	6,714	3,281	nm	26,550	13,306	99.5
Add: Litigation, claims, judgments or settlements**	—	43	(100.0)	—	1,947	(100.0)
Less: Tax impact of adjustments***	(17,091)	(23,252)	26.5	(68,655)	(90,955)	24.5
Less: Impact of Tax Cuts and Jobs Act****	1,277	(135,871)	nm	1,277	(135,871)	nm
Adjusted earnings (non-GAAP)	$197,497	151,036	30.8%	$821,292	624,183	31.6%

Diluted EPS - Net income attributable to TSYS common shareholders
As reported (GAAP)	$0.74	1.31	(43.4)%	$3.14	3.16	(0.8)%

Adjusted diluted EPS (non-GAAP)	$1.08	0.82	31.5%	$4.47	3.37	32.7%

Weighted average diluted shares outstanding	183,660	184,639		183,919	185,430

*      Costs associated with the Cayan and Transfirst acquisitions and integrations are included in selling, general and administrative expenses and nonoperating expenses.

**     Litigation settlement or settlement discussions and related legal expenses.

***   Certain of these merger and acquisition costs are nondeductible for income tax purposes. Income tax impact includes discrete items as a result of the acquisitions.

****  On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act (the “Tax Act”). In addition to the reduction in the federal corporate income tax rate, TSYS realized a non-recurring income tax expense/(benefit) of $1.3 million and ($135.9) million for the years ended December 31, 2018 and 2017, respectively due to the reduction of certain deferred tax assets and liabilities and the repatriation of foreign earning as a result of the Tax Act.

nm = not meaningful

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Reconciliation of GAAP to Non-GAAP

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2018	2017	Change	2018	2017	Change
Net income (GAAP) (a)	$136,420	243,871	(44.1)%	$577,917	592,216	(2.4)%
Adjust for:
Less: Equity in income of equity investments	(9,843)	(9,613)	(2.4)	(45,156)	(40,532)	(11.4)
Less: Income tax expense/(benefit)	40,341	(88,039)	nm	127,003	65,878	92.8
Add: Interest expense, net	40,016	28,217	41.8	158,881	116,028	36.9
Add: Depreciation and amortization*	98,563	102,085	(3.5)	408,573	405,906	0.7
Add: Client incentive/contract asset amortization*	7,216	—	na	28,105	—	na
Add: Contract cost asset amortization*	7,900	—	na	35,729	—	na
Less: (Gain)/loss on foreign currency translations	186	(343)	nm	(109)	907	nm
Less: Other nonoperating (income)/expenses	2,666	(172)	nm	4,202	(453)	nm
Add: Share-based compensation	15,843	13,947	13.6	48,758	42,409	15.0
Add: Cayan and Transfirst M&A and integration expenses**	6,714	3,281	nm	26,550	13,367	98.6
Add: Litigation, claims, judgments or settlements	—	43	(100.0)	—	1,947	(100.0)
Adjusted EBITDA (non-GAAP) (b)	$346,022	293,277	18.0%	$1,370,453	1,197,673	14.4%

Total revenues (c)	$1,018,090	1,273,289		$4,028,211	4,927,965
Net income margin on total revenues (GAAP) (a)/(c)	13.4%	19.2%		14.3%	12.0%

Net revenue (d)	$959,261	870,613		$3,815,900	3,400,332
Adjusted EBITDA margin on net revenue (non-GAAP) (b)/(d)	36.1%	33.7%		35.9%	35.2%

*     Client incentive/contract asset amortization and contract cost asset amortization are no longer included in depreciation and amortization due to the adoption of ASC 606 on January 1, 2018.

**   Costs associated with the Cayan and Transfirst acquisitions and integrations are included in selling, general and administrative expenses.

nm = not meaningful

na = not applicable

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Reconciliation of GAAP to Non-GAAP

Free Cash Flow

(unaudited)

(in thousands)

	Twelve Months Ended
Free cash flow:	December 31,
	2018	2017

Net cash provided by operating activities (GAAP)	$1,041,667	857,049
Capital expenditures	(242,184)	(196,026)
Free cash flow (non-GAAP)	$799,483	661,023

Guidance Summary

(unaudited)

(in millions, except per share data)

	2019			% Change
Revenue:

Total revenues (GAAP)	$4,190	to	$4,290	4%	to	6%
Less: reimbursable items, interchange and payment network fees	200	to	200
Net revenue (non-GAAP)	$3,990	to	$4,090	5%	to	7%

Earnings per share (EPS) :

Diluted EPS (GAAP)	$3.48	to	$3.63	11%	to	16%
Acquisition intangible amortization, share-based compensation, litigation, claims, judgments or settlements and Cayan and Transfirst M&A and integration expenses, less the tax impact of adjustments	1.27	to	1.27
Adjusted diluted EPS attributable to TSYS common shareholders * (non-GAAP)	$4.75	to	$4.90	6%	to	10%

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Impact of New Revenue Guidance on Financial Statement Line Items

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31, 2018			December 31, 2018
		Balances	Effect of		Balances	Effect of
	As	Without Adoption	Change	As	Without Adoption	Change
	Reported	of Topic 606	Higher/(Lower)	Reported	of Topic 606	Higher/(Lower)

Total revenues	$1,018,090	1,464,172	(446,082)	$4,028,211	5,716,741	(1,688,530)
Total expenses	808,304	1,255,287	(446,983)	3,205,473	4,887,026	(1,681,553)
Operating income	$209,786	208,885	901	$822,738	829,715	(6,977)
Income taxes	$40,341	40,123	218	$127,003	128,585	(1,582)
Net income	$136,420	135,739	681	$577,917	583,314	(5,397)
Net income attributable to TSYS common shareholders	$136,420	135,739	681	$576,656	582,053	(5,397)

Earnings per share (EPS):
Basic EPS*	$0.75	0.75	0.00	$3.17	3.20	(0.03)
Diluted EPS*	$0.74	0.74	0.00	$3.14	3.16	(0.03)

*     EPS amounts may not total due to rounding.

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Adjusted Segment EBITDA Historical Breakdown

(unaudited)

(in thousands)

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
	2018	2018	2018	2018	2018
Adjusted EBITDA by segment:
Issuer Solutions	$195,764	195,275	199,204	196,718	786,961
Merchant Solutions	118,940	133,418	134,375	132,789	519,522
Consumer Solutions	53,667	54,545	53,806	48,934	210,952
Corporate admin and other	(37,449)	(38,217)	(38,897)	(32,419)	(146,982)
Total	330,922	345,021	348,488	346,022	1,370,453
Less:
Share-based compensation	6,295	14,229	12,391	15,843	48,758
Cayan and Transfirst M&A and integration expenses	14,368	2,581	2,887	6,714	26,550
Litigation, claims, judgments or settlements	—	—	—	—	—
Depreciation and amortization	104,388	104,290	101,332	98,563	408,573
Client incentive/ contract cost amortization	6,874	6,712	7,303	7,216	28,105
Contract cost asset amortization	10,726	8,511	8,592	7,900	35,729
Operating income	188,271	208,698	215,983	209,786	822,738
Nonoperating expenses	(37,642)	(41,170)	(41,294)	(42,868)	(162,974)
Income before income taxes and equity in income of equity investments	$150,629	167,528	174,689	166,918	659,764

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
	2017	2017	2017	2017	2017
Adjusted EBITDA by segment:
Issuer Solutions	$170,726	183,012	184,457	184,298	722,493
Merchant Solutions	98,301	109,376	110,863	102,402	420,942
Consumer Solutions	52,740	50,224	52,345	42,613	197,922
Corporate admin and other	(34,530)	(34,914)	(38,204)	(36,036)	(143,684)
Total	287,237	307,698	309,461	293,277	1,197,673
Less:
Share-based compensation	9,047	11,008	8,407	13,947	42,409
Cayan and Transfirst M&A and integration expenses	4,868	4,166	1,052	3,281	13,367
Litigation, claims, judgments or settlements	1,961	(83)	26	43	1,947
Depreciation and amortization	104,178	99,359	100,284	102,085	405,906
Client incentive/ contract cost amortization	—	—	—	—	—
Contract cost asset amortization	—	—	—	—	—
Operating income	167,183	193,248	199,692	173,921	734,044
Nonoperating expenses	(29,903)	(30,042)	(28,835)	(27,702)	(116,482)
Income before income taxes and equity in income of equity investments	$137,280	163,206	170,857	146,219	617,562

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